UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2009

Wolverine World Wide, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive Rockford, Michigan	49351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
The chart below sets forth revenue for Wolverine World Wide, Inc.’s operating units for the 12 weeks ended September 12, 2009, before elimination of intercompany revenue and on a reported basis, after elimination of intercompany revenue.

	12 Weeks Ended
	September 12, 2009
	Before Elimination of	After Elimination of
	Intercompany	Intercompany
(Millions of dollars)	Revenue	Revenue
Outdoor Group	$122.3	$114.8
Wolverine Footwear Group	53.8	53.4
Heritage Brands Group	58.5	55.3
The Hush Puppies Company	38.6	36.4
Other	2.9	2.9

Total branded footwear, apparel and licensing revenue	$276.1	$262.8
Other business units	24.4	24.0
Eliminations	(13.7)	—

Total Revenue	$286.8	$286.8

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2009	WOLVERINE WORLD WIDE, INC.
(Registrant)

/s/ Donald T. Grimes

Donald T. Grimes
Senior Vice President, Chief Financial Officer and Treasurer

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